1Nasdaq: VTVT Committed to Improving the Lives of People with Diabetes March 2026

2 THE STATEMENTS MADE IN THIS PRESENTATION AND THE ACCOMPANYING ORAL COMMENTARY MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING (I) THE DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, (III) THE ECONOMIC POTENTIAL OF THOSE PRODUCTS AND (IV) THE FUTURE OPERATIONS, FUND-RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT HISTORICAL FACTS AND CAN BE IDENTIFIED BY TERMS SUCH AS “ANTICIPATES,” “BELIEVES,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” “PREDICTS,” “PROJECTS,” “SEEKS,” “SHOULD,” “TARGET,” “WILL,” “WOULD” OR SIMILAR EXPRESSIONS AND THE NEGATIVES OF THOSE TERMS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC. (OR THE PARTY PREPARING SUCH FORWARD-LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND- RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY, ANNUAL AND CURRENT REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARY STATEMENTS. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. ALL FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARY STATEMENTS. THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCETHEREIN.

3 1: Ebekozien O, et al. Longitudinal trends in glycemic outcomes and technology use for over 48,000 people with type 1 diabetes (2016–2022) from the T1D exchange quality improvement collaborative. Diab Technol Ther 2023 Nov;25(11):765-73.; 2: ADA Standard of Care 2026. Corporate Summary 01 Late-stage asset Cadisegliatin, currently in Phase 3 development, has the potential to become the first oral adjunctive therapy for type 1 diabetes (T1D) in the U.S.; CATT1 enrollment completion expected 3Q 2026 02 Significant unmet need and commercial opportunity ~75% of people living with T1D in the U.S. do not achieve ADA recommended blood glucose levels (HbA1c <7%), with hypoglycemia often being the major limiting factor in the glycemic management of T1D and T2D1,2 03 Experienced leadership Led by seasoned biopharma executives with a strong track record of advancing novel therapies for metabolic diseases and diabetes 04 Strong balance sheet $88.9 cash (at 12/31/2025) plus additional $20.0M received (on 2/2/2026) provides runway well past the CATT1 topline data readout 05 Deep pipeline of differentiated assets Additional clinical-stage assets in immunology/inflammation, metabolism, and oncology disease areas present opportunities for significant non-dilutive funding

4 Experienced Leadership Carmen Valcarce, PhD Chief Scientific Officer Thomas Strack, MD Chief Medical Officer Dan Kirby SVP Strategic Operations PaulSekhri Chair, President &CEO Martin Lafontaine Chief Commercial Officer RichNelson Chief Business Officer Michael Tung, MD, MBA Chief Financial Officer

5 TOO MUCH INSULIN TOO LITTLE INSULIN Living with T1D is Like Driving on a Narrow and Dangerous Road No FDA-approved oral therapy to maintain glucose control for the 1.5M people living with type 1 diabetes in the U.S. Hyperglycemia: cumulative, long-term organ damage Hypoglycemia: immediate neurologic damage !

6 Representative 7 Day CGM of a Patient with T1D1 The Challenge: Lowering Blood Glucose to Target While Preventing Hypoglycemia 1: Adapted from figure in Holt RI, et al. The management of type 1 diabetes in adults. A consensus report by the American Diabetes Association (ADA) and the European Association for the Study of Diabetes (EASD).; 2: Diabetes Care. 2021 Nov 1;44(11):2589-625. ADA Standard of Care 2026. Insulin Standard of care with a narrow therapeutic window2 Hypoglycemia Life-disruptive, life-threatening, and often the major limiting factor in the glycemic management of patients with T1D2 Sunday Monday Tuesday Wednesday Thursday Friday Saturday 12 pm 12 pm 12 pm 12 pm 12 pm 12 pm 12 pm mg/dL 180 70 Hypoglycemia Hyperglycemia

Cadisegliatin: A Large Opportunity in a Long-Underserved Market

1.5M

with type 1 diabetes in the U.S.

~9.9M people living with T1D globally, expected to grow to 14.7M by 2040[1]

~75%

with T1D fail to lower their blood glucose to achieve target A1c[2]

By not achieving the ADA recommended target of HbA1c <7.0%, people with T1D are exposed to an increased risk of diabetes-related complications[3]


200
150
100
50
Hypoglycemia

Hypoglycemia is often the major limiting factor in the glycemic management of T1D[3]

Hypoglycemia is common in people with T1D and most have several mild to moderate events per week[4]

Hypoglycemic events range from life-disruptive to life-threatening

0

oral adjunctive therapies for T1D

Since insulin was discovered in 1921, no oral adjunctive therapy to treat T1D has been approved in the U.S.

1: Type 1 Diabetes Index, Last accessed on February 20, 2026.; 2: Ebekozien O, et al. Longitudinal trends in glycemic outcomes and technology use for over 48,000 people with type 1 diabetes (2016–2022) from the T1D exchange quality improvement collaborative. Diab Technol Ther 2023 Nov;25(11):765-73.; 3: ADA Standard of Care 2026.; 4: Breakthrough T1D website. Last accessed on February 20, 2026.

7

8 Cadisegliatin: Potential to be First Oral Adjunctive Therapy for T1D 1: Internal studies – data on file; 2: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8. Dosed in 500+ subjects to date1 • Positive impact on hypoglycemia and HbA1c1,2 • CATT1 enrollment completion expected 3Q 2026 FDA Breakthrough Designation • Treatment of T1D Intellectual Property • Global portfolio of patents issued and pending provide protection through 2041 De-risked by Ph1 and Ph2 Data In Late-Stage Development

9 The Pancreas and Liver Maintain Glucose Homeostasis Pancreas: Glucose Sensor and Controller • The pancreas continuously senses blood glucose and adjusts hormone release to keep blood glucose levels in a healthy range: • Beta cells secrete insulin → lowers blood glucose • Alpha cells secrete glucagon → raises blood glucose Liver: Main Glucose Manager • The liver helps to stabilize blood glucose levels by acting as a storage-and-release system: • When blood glucose is high, the liver stores glucose as glycogen • When blood glucose is low, the liver releases glucose back into the bloodstream

10 Insulin When blood sugar is low Stored glycogen is broken down into glucose and released to maintain glucose homeostasis Glucokinase (GK) Portal Vein The pancreas secretes insulin directly into the liver, which helps maintain sufficient glucokinase In People Who Do Not Live With Type 1 Diabetes: Hyperglycemia Hypoglycemia Hyperglycemia Hypoglycemia When blood sugar is high Glucokinase is activated and facilitates glucose metabolism and glycogen storage Glycogen maintains GK levels Glucose Storage form of glucose

11 When blood sugar is high Glucokinase activity is diminished due to low insulin, reducing glucose metabolism and glycogen storage Hypoglycemia Patient must take exogenous insulin Glucose Hypoglycemia Hyperglycemia Exogenous insulin must work its way through the body and cannot achieve sufficient levels in the liver In People Who Live With Type 1 Diabetes: When blood sugar is low Insufficient glycogen available to maintain glucose homeostasis Glucokinaseâ Glycogen Portal Vein Hyperglycemia

12 Hyperglycemia Hypoglycemia When blood sugar is high Glucokinase activity is increased despite low insulin levels, increasing glucose metabolism and glycogen Glycogen Activates glucokinase in the liver, lowering blood glucose, improving glucose homeostasis & glycogen storage Cadisegliatin, a Glucokinase Activator, Restores Glucose Metabolism in the Liver Portal Vein Cadisegliatin Hyperglycemia Hypoglycemia When blood sugar is low Glycogen is available to maintain glucose homeostasis and prevent hypoglycemia Glucose

13 AGATA Phase 2 Study in T2D1 Reduction of HbA1c by 0.9% vs. metformin (p<0.01) No difference to metformin with regards to hypoglycemia or hyperlipidemia over 6 months N = 190; US Study 1: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Science Translational Medicine. 2019 Jan 16;11(475):eaau3441.; 2: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8.; 3: Klein KR et al. Impact of the hepatoselective glucokinase activator TTP399 on ketoacidosis during insulin withdrawal in people with type 1 diabetes. Diabetes Obes Metab. 2022, Aug;24(8):1439–1447. doi:10.1111/dom.14697. Clinical Data for Cadisegliatin in T1D and T2D Insulin Withdrawal Study in T1D3 No increased risk of ketoacidosis vs. insulin alone Despite short treatment for only 7-10 days: • Improved fasting plasma glucose levels • Fewer hypoglycemic events N = 23; US Study SimpliciT1 Phase 2 Study in T1D2 Reduction of HbA1c by 0.36% vs. insulin alone (p<0.001) 50% fewer symptomatic hypoglycemic episodes (p=0.04) and no ketoacidosis 40% of cadisegliatin-treated patients had reductions of both total daily insulin dose and HbA1c (by 0.41%) vs. insulin alone N = 100; US Study

Cadisegliatin Significantly Reduced Hypoglycemia and HbA1c vs Insulin Alone

SimpliciT1 Phase 2 Trial in Patients with T1D[1]



Improved Glycemic Control
Change from Baseline in HbA1c (%)
Second Estimand*
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Insulin alone
TTP399 800 mg QD
Δ = -0.36%
p<0.001
0
6
12
Study Week



Fewer Hypoglycemic Events
Cumulative Number of Events
30
25
20
15
10
5
0
Insulin alone
TTP399 800 mg QD
Δ = -50%
p=0.04
0
20
40
60
80
100
Study Day
Last Dose

Randomized, Double-Blind, Placebo (insulin alone) Controlled Two-Part Study of ~100 patients.
A total of 49 patients in the treatment groups received 800mg daily of cadisegliatin.

*This pre-specified analysis evaluated the effect on HbA1c for patients without evidence of noncompliance with prescribed treatment who did not administer notable increases of bolus insulin of three or more units. This analysis was conducted consistent with current regulatory guidance. Data shown is a meta-analysis from Part 1 and Part 2.

1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8.

14

15 Cadisegliatin is Well-Tolerated Across People Living with T1D1 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8. Treatment Emergent and Serious Adverse Events1 Cadisegliatin 800 mg (n=49) Placebo (n=56) Subjects with ≥1 TEAE 32 (65%) 36 (64%) Subjects with ≥1 related TEAE 3 5 SAEs 1 1 Subjects with ALT, AST, ALP > 1.5 x ULN and/or bilirubin >2 x ULN 1 (2%) 2 (4%) Subjects with AST or ALT >3 x ULN and bilirubin >1.5 x ULN 0 0 DKA Events 0 0 Subjects with ≥ 1 BOHB > 1 mmol/L 1 (2%) 3 (5%) TEAE=treatment emergent adverse event; SAE=serious adverse event; ALT=alanine transaminase, AST=aspartate transaminase, ALP=alkaline phosphatase; ULN=upper limit of normal; DKA= diabetic ketoacidosis; BOHB=β-Hydroxybutyric acid SimpliciT1 Phase 2 Trial in Patients with T1D

16 Cadisegliatin Does Not Adversely Impact Lipids in People Living with T1D1 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8.; 2: vTv Clinical Study Report (TTP399-203) – Data on File, Part 2 of the Phase 2 portion. Fasting Lipid Changes from Baseline in Type 1 Diabetes Patients1,2 Cadisegliatin 800 mg (n=40) Placebo (n=45) Fasting TG (mg/dL) Baseline 90 (87) 90 (49) Change from Baseline @EoS -4.5 (82) -2.5 (37) Fasting HDL (mg/dL) Baseline 63 (19) 66 (19) Change from Baseline @EoS 1.4 (10) -2.6 (9) Fasting non-HDL (=calculated LDL; mg/dL) Baseline 92 (22) 93 (28) Change from Baseline @EoS -0.8 (16) -1.1 (30) TG=Triglycerides; HDL=High Density Lipoprotein; LDL=Low Density Lipoprotein; EoS=End of Study; Data are Mean (SD) SimpliciT1 Phase 2 Trial in Patients with T1D

Cadisegliatin Phase 3 CATT1 Study* – Informed by FDA Advice and Published Guidance for Endpoint Selection, Exposure, and Population Criteria

CATT1 Study Target Enrollment: 150 subjects


8-12 weeks
26 weeks
Randomization
R
TTP399: 800 mg once daily
TTP399: 800 mg twice daily
Insulin Alone
Screen & Lead-in
Includes 4-week baseline assessment
Primary endpoint:
Hypoglycemia @ 26 weeks

Primary endpoint:
Incidence of Level 2 (based on study CGM) and Level 3 (based on blinded clinical adjudication) hypoglycemic events

Key secondary endpoint:
Change in Hemoglobin A1c

CATT1 will use continuous glucose monitoring (CGM) to measure reduction of hypoglycemic events in accordance with the FDA draft guidance issued in 2023 on diabetes-related clinical trials**

*NCT06334133; **US Food and Drug Administration. Diabetes Mellitus: Efficacy Endpoints for Clinical Trials Investigating Antidiabetic Drugs and Biological Products. Guidance for Industry. FDA Draft Guidance (May 2023).

17

Investment Summary

01	**Late-stage asset**	*Cadisegliatin*, currently in Phase 3 development, has the potential to become the first oral adjunctive therapy for type 1 diabetes (T1D) in the U.S.; CATT1 enrollment completion expected 3Q 2026
02	**Clinically de-risked**	Phase 1/2 studies in >500 participants support a favorable profile on reduction of hypoglycemia and HbA1c
03	**Regulatory**	*Cadisegliatin* has been granted FDA Breakthrough Therapy Designation
04	**Significant opportunity**	~75% of people living with T1D in the U.S. do not achieve ADA recommended blood glucose levels (HbA1c <7%), with hypoglycemia often being the major limiting factor in the glycemic management of T1D and T2D[1,2]
05	**Strong balance sheet**	$88.9 cash (at 12/31/2025) plus additional $20.0M received (on 2/2/2026) provides runway well past the CATT1 topline data readout

1: Ebekozien O, et al. Longitudinal trends in glycemic outcomes and technology use for over 48,000 people with type 1 diabetes (2016–2022) from the T1D exchange quality improvement collaborative. Diab Technol Ther 2023 Nov;25(11):765-73.; 2: ADA Standard of Care 2026.

VTV | 18

19 Small Molecule Portfolio

20 Broader Portfolio Continues to Offer Additional Upside and Shareholder Value Pipeline candidates are under investigation, and the safety and efficacy have not been established. There is no guarantee that these products will receive health authority approval or become commercially available for the use(s) being investigated.

21 Cadisegliatin (TTP399) GK Activator HPP737 PDE4 Inhibitor Azeliragon RAGE Antagonist Type 2 Diabetes Phase 2 initiation 2025 Middle East Psoriasis Ongoing Phase 3 trial China Pneumonia, Glioblastoma, Breast Cancer, Pancreatic Cancer Ongoing Phase 2 and Phase 3 trials US Certain countries in the Middle East, Africa, and Central Asia Global Global Royalties in high single digits >$100 M potential value Potential for 20 - 40% of economics from commercialization or acquisition Partnerships Provide Potential Independent Revenue Streams

22 Additional Programs: Differentiation in Large Market Opportunities 1: Internal Studies – Data on File.; 2: Internal Studies – Data on File. TTP273 Oral GLP-1 Agonist Type 2 Diabetes/Obesity Phase 2 ready Negligible observed GI side effects1 Potential for improved tolerability, convenience and accessibility vs. current standards of care1 Expansion opportunities in weight management, T2D and beyond HPP971/HPP3033 Nrf2/Bach1 Modulator Oxidative inflammation Phase 1 assets Franchise opportunity Diverse compounds with proof-of-concept efficacy data in multiple animal models2 Broad application

TTP273: Oral Small Molecule GLP-1 Receptor Agonist

Targets High Unmet Needs

40% of adults in the U.S. are obese[1]

GI side effects like nausea and vomiting compromise adherence and efficacy[2]

Current peptide standards of care are limited by high cost and low supply[3]

Negligible Observed GI Side Effects

No nausea and vomiting with improved satiety, HbA1c and body weight[4]

No need for titration or administration with meals[4]

Binds to an allosteric site distinct from the peptide site[5]

Expansion Potential

Phase 1 and Phase 2 efficacy and tolerability profile support investigation in obesity/weight loss and T2D

Ideal for fixed dose combinations with oral agents

1: https://www.cdc.gov/nchs/products/databriefs/db508.htm.; 2: Blue Health Intelligence, Real World Trends in GLP-1 Treatment Persistence and Prescribing for Weight Management, May 2024.; 3: Whitley HP, Trujillo JM, Neumiller JJ. Special Report: Potential strategies for addressing GLP-1 and dual GLP-1/GIP receptor agonist shortages. Clin Diabetes. 2023; 41(3):467–473. https://doi.org/10.2337/cd23-0023.; 4: Internal Studies – Data on File.; 5: Zhao P, Liang YL, Belousoff MJ, et al. Activation of the GLP-1 receptor by a non-peptidic agonist. Nature. 2020; 577:432–436. https://doi.org/10.1038/s41586-019-1902-z.

VTV | 23

24 Potential to advance multiple distinct compounds targeting reduced oxidative stress and inflammation HPP971/HPP3033: Nrf2/Bach1 Modulator Platform 1: Internal Studies – Data on File. Multiple non-electrophilic small- molecule compounds with distinct profiles Opportunity to advance multiple molecules into different indications Completed 1 month toxicology studies Completed SAD and MAD studies No dose limiting toxicities1 Observed in disease relevant animal models1 related to: • Liver disease (MASH) • Kidney disease • Autoimmune disease (MS, IBD) • Reperfusion injury/hypertension • Neurodegeneration (Parkinson’s disease, Alzheimer’s disease, Traumatic brain injury) • Sickle Cell Disease • Bone Loss (Periodontitis, Osteoarthritis) • Ocular disease (Presbyopia) Franchise Opportunity Phase 1 Asset Preclinical Efficacy/ Proof of Concept

25 Thank You ir@vtvtherapeutics.com